SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 1996


SEARS, ROEBUCK AND CO.

(Exact name of registrant as specified in charter)


New York
(State or Other
Jurisdiction of
Incorporation)

1-416
(Commission File Number)

36-1750680
(IRS Employer Identification No.)



3333 Beverly Road, Hoffman Estates, Illinois
(Address of principal executive offices)

60179
(Zip Code)






Registrant's telephone number, including area code (847) 286-2500

Sears Tower, Chicago, Illinois 60684
(Former name or former address, if changed since last report)

Item 5.     Other Events.

On February 7, 1996, the registrant issued its fourth quarter earnings press release attached hereto as Exhibit 99.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.



The Exhibit Index on page E-1 is incorporated herein by reference.

SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



SEARS, ROEBUCK AND CO.





Date: February 13, 1996          By:  /s/ Michael D. Levin
                                          MICHAEL D. LEVIN
                                          Senior Vice President
                                          and General Counsel

EXHIBITS



99.     Sears, Roebuck and Co. press release dated February 7, 1996.




E-1